UNITED STATES
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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               January 19, 2006
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                              Twin Disc, Incorporated
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(Exact name of registrant as specified in its charter)

Wisconsin                            1-7635                         39-0667110
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(State or other jurisdiction     (Commission file               (IRS Employer
          of incorporation)            number)              Identification No.)

1328 Racine Street, Racine, Wisconsin                                    53403
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code              (262) 638-4000
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 24014d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into Material Definitive Agreements

At its meeting on January 19, 2006, the Compensation Committee of the Board of Directors of Twin Disc, Incorporated (the "Company") issued 500 performance stock awards to Jeffrey S. Knutson. The stock will be awarded if the Company achieves a specified consolidated sales revenue objective in the fiscal year ending June 30, 2008. A copy of the form of the Performance Stock Award Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

At its meeting on January 20, 2006, the Board of Directors of the Company approved, pursuant to a recommendation by the Compensation Committee, amendments to the Company's 2004 Stock Incentive Plan (the "Plan"). The amendments to the Plan, which are subject to approval by the Company's shareholders at the Company's 2006 annual meeting, permit the Compensation Committee to make Performance Stock Unit Awards (i.e., the right to receive cash payments equal to the fair market value of the Company's common stock as of the date such payments vest, if specified performance goals are achieved) and Performance Unit Awards (i.e., the right to receive predetermined cash payments if specified performance goals are achieved). The amendments also place limitations on the maximum annual awards or payments under the Plan to any particular individual in order to maximize the Company's ability to deduct payments under the Plan. A copy of the amended Plan, which has been renamed the Twin Disc, Incorporated, 2004 Long-Term Incentive Compensation Plan, is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

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At its meeting on January 19, 2006, the Compensation Committee also approved the award of Performance Stock Units to various executive officers of the Company, subject to and effective upon Board approval of the amendments to the Plan. A total of 23,755 Performance Stock Units were awarded effective January 20, 2006, with such awards contingent upon shareholder approval of the Plan amendments at the Company's 2006 annual meeting of shareholders. The Performance Stock Units will vest if the Company achieves a specified consolidated sales revenue objective in the fiscal year ending June 30, 2008. A copy of the form of the Performance Stock Unit Award agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of the Performance Stock Award agreement

10.2	Twin Disc, Incorporated, 2004 Long-Term Incentive Compensation Plan

10.3	Form of the Performance Stock Unit Award agreement
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     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 25, 2006                              Twin Disc, Inc.

                                              /s/ Christopher J. Eperjesy
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                                              Christopher J. Eperjesy
					      VP-Finance, CFO and Secretary